UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 30, 2020

The Goldman Sachs Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	13-4019460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, N.Y.	10282
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (212) 902-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchange on which registered
Common stock, par value $.01 per share	GS	NYSE

Depositary Shares, Each Representing 1/1,000th Interest in a Share of Floating Rate Non-Cumulative Preferred Stock, Series A	GS PrA	NYSE

Depositary Shares, Each Representing 1/1,000th Interest in a Share of Floating Rate Non-Cumulative Preferred Stock, Series C	GS PrC	NYSE

Depositary Shares, Each Representing 1/1,000th Interest in a Share of Floating Rate Non-Cumulative Preferred Stock, Series D	GS PrD	NYSE

Depositary Shares, Each Representing 1/1,000th Interest in a Share of 5.50% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series J	GS PrJ	NYSE

Depositary Shares, Each Representing 1/1,000th Interest in a Share of 6.375% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series K	GS PrK	NYSE

Depositary Shares, Each Representing 1/1,000th Interest in a Share of 6.30% Non-Cumulative Preferred Stock, Series N	GS PrN	NYSE

5.793% Fixed-to-Floating Rate Normal Automatic Preferred Enhanced Capital Securities of Goldman Sachs Capital II	GS/43PE	NYSE

Floating Rate Normal Automatic Preferred Enhanced Capital Securities of Goldman Sachs Capital III	GS/43PF	NYSE

Medium-Term Notes, Series A, Index-Linked Notes due 2037 of GS Finance Corp.	GCE	NYSE Arca

Medium-Term Notes, Series B, Index-Linked Notes due 2037	GSC	NYSE Arca

Medium-Term Notes, Series E, Index-Linked Notes due 2028 of GS Finance Corp.	FRLG	NYSE Arca

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting of Shareholders of The Goldman Sachs Group, Inc. (“Annual Meeting”) was held on April 30, 2020.

(b)    The results of the matters submitted to a shareholder vote at the Annual Meeting were as follows:

1.    Election of Directors: Our shareholders elected the following 11 directors to each serve a one-year term expiring on the date of our 2021 annual meeting of shareholders or until his or her successor has been duly chosen and qualified.

	For	Against	Abstain	Broker Non-Votes
M. Michele Burns	242,442,827	11,708,895	222,776	42,619,836
Drew G. Faust	248,878,260	5,257,622	238,616	42,619,836
Mark A. Flaherty	253,022,616	1,112,321	239,561	42,619,836
Ellen J. Kullman	246,688,737	7,451,690	234,071	42,619,836
Lakshmi N. Mittal	243,994,575	10,143,212	236,711	42,619,836
Adebayo O. Ogunlesi	250,911,738	3,221,624	241,136	42,619,836
Peter Oppenheimer	252,450,180	1,698,566	225,752	42,619,836
David M. Solomon	245,267,739	8,417,748	689,011	42,619,836
Jan E. Tighe	252,903,976	1,228,534	241,988	42,619,836
David A. Viniar	253,189,340	1,003,044	182,114	42,619,836
Mark O. Winkelman	251,655,341	2,353,546	365,611	42,619,836

2.    Advisory Vote to Approve Executive Compensation (“Say on Pay”): Our shareholders approved the Say on Pay proposal.

For	Against	Abstain	Broker Non-Votes
180,339,211	64,316,125	9,719,162	42,619,836

3.     Ratification of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm: Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2020.

For	Against	Abstain
283,008,782	13,730,967	254,585

4.     Shareholder Proposal Regarding Right to Act by Written Consent. Our shareholders did not approve this proposal.

For	Against	Abstain	Broker Non-Votes
105,220,352	141,086,052	8,068,094	42,619,836

5.     Shareholder Proposal Regarding Board Oversight of the “Statement on the Purpose of a Corporation”. Our shareholders did not approve this proposal.

For	Against	Abstain	Broker Non-Votes
14,678,675	229,703,566	9,992,257	42,619,836

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC. (Registrant)

Date: May 4, 2020	By:	/s/ Karen P. Seymour
	Name:	Karen P. Seymour
	Title:	Executive Vice President and General Counsel